Commitment and Contingencies	12 Months Ended
Dec. 31, 2021
Commitment and Contingencies [Abstract]
Commitment and contingencies

Note 13 — Commitment and contingencies

In December 2021, the Company entered into an office space lease agreement (which commenced on January 1, 2022). Monthly rent payments including utilities amount to approximately $7 thousand. The lease period is for 24 months with an option to extend the lease period for additional two periods of 12 months each.